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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of MotorVac Technologies, Inc. on Form S-8 of our report dated March 7, 1998, appearing in the Annual Report on Form 10-KSB of MotorVac Technologies, Inc. for the fiscal year ended December 31, 1997.




Costa Mesa, California
December 28, 1998